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                                                                Exhibit 1.10(d)

FIRST PENN-PACIFIC                                    [10 North Martingale Road
LIFE INSURANCE CO.                              Schaumburg, Illinois 60173-2268
A member of Lincoln Financial Group                             (847) 466-8000]

                  SUPPLEMENTAL APPLICATION FOR INSURANCE


Proposed                         Date of
Insured #1______________________ Birth _________________
Proposed Insured #2                    Date of
(Second-to-Die only) __________________ Birth ________________

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Application Questions (provide details to yes answers below)                          Proposed              Proposed
                                                                                      Insured #1            Insured #2
                                                                                      Yes     No            Yes    No
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1. Does any Proposed Insured have any impairment, whether mental or physical, for which any Proposed Insured needs or receives assistance or supervision in performing every day living activities such as bathing, dressing, eating,
transferring or locomotion, toileting, or bowel and bladder control?                  ----   ---            ----   ---
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2. Does any Proposed Insured use a wheelchair, walker or cane, oxygen, catheter,
dialysis machine, or other mechanical device?                                         ----   ---            ----   ---
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3. Has any Proposed Insured received a medical diagnosis within the past five years under which any Proposed Insured was advised to have any surgical
operation which has not yet been performed?                                           ----   ---            ----   ---
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4. Within the past 5 years, has any Proposed Insured been confined to a nursing
home or recommended admission to same?                                                ----   ---            ----   ---
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5. Is any Proposed Insured currently confined to a hospital or nursing facility?      ----   ---            ----   ---
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6. In the past 5 years, has any Proposed Insured received home health care?           ----   ---            ----   ---
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7. Has any Proposed Insured ever been rejected or rated for nursing care or home
health care coverage?                                                                 ----   ---            ----   ---
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8. Is any Proposed Insured currently covered by Medicaid?                             ----   ---            ----   ---
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
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
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Proposed Insured                      Question No.                        Date                                Details
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
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Existing Coverage (provide details to yes answers below)                                        Proposed              Proposed
                                                                                                Insured #1            Insured #2
                                                                                                Yes     No            Yes    No
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1. Does any Proposed Insured currently have, or within the last 12 months has any Proposed Insured had, any long-term care policies or riders (including healthcare service or health maintenance organization contracts) in force or
pending?                                                                                        ----   ---            ----   ---
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2. Do any of the long-term care policies or riders include Home Health Care
coverage?                                                                                       ----   ---            ----   ---
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3. Does any Proposed Insured intend to replace any long-term care policies?                     ----   ---            ----   ---
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                                                                                       Maximum Daily
Proposed Insured                  Question No.            Existing Insurance Co.       Benefit              Details
________________                  ____________            ______________               __________           ___________________
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I understand that any person who submits an application or files a claim with intent to defraud or helps commit a fraud against an insurer, as determined by a court of competent jurisdiction, is guilty of a crime.

Caution: If your answers on this Supplemental Application are incorrect or untrue, the Company may have the right to deny benefits or rescind your policy.

I hereby declare that the statement and answers to the above questions are complete and true to the best of my knowledge and belief. I agree that a copy of

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this Supplemental Application shall be attached to and form a part of any policy issued.


Dated at: ___________________________________________
                  City            State

On: _____________________________________
            Month        Day      Year


_______________________________________________________________________________
Witness:

_______________________________________________________________________________
       Signature of Proposed Insured #1

_______________________________________________________________________________
Witness:

_______________________________________________________________________________
      Signature of Proposed Insured #2, if applicable


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